UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 1, 2009

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On October 1, 2009, Premier Financial Bancorp, Inc. (“Premier”) issued a press release announcing the completion of its acquisition of Abigail Adams National Bancorp, Inc. (“Adams”), a bank holding company headquartered in Washington, DC which conducts business through its two wholly owned bank subsidiaries, The Adams National Bank, with offices in Washington, D.C. and Maryland, and Consolidated Bank and Trust Company, with offices in Richmond and Hampton, Virginia.

The transaction was effective at 12:01 a.m. on October 1, 2009.  Under terms of the agreement of merger governing the transaction, each share of Adams will be exchanged for 0.4461 shares of Premier common stock, with cash paid in lieu of fractional shares.  Premier will issue approximately 1,545,099 shares of its common stock in the transaction.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 – Unregistered Sales of Equity Securities.

The description under “Item 3.03 – Material Modification to Rights of Security Holders” of this Current Report on Form 8-K below is incorporated herein by reference.

Item 3.03 – Material Modification to Rights of Security Holders.

On October 2, 2009, Premier issued and sold to the United States Department of the U.S. Treasury (the “U.S. Treasury”) (i) 22,252 of Premier’s Fixed Rate Cumulative Perpetual Preferred Shares, Series A, each without par value and having a liquidation preference of $1,000 per share (the “Series A Preferred Shares”), and (ii) a ten-year warrant (the “Warrant”) to purchase 628,588 Premier common shares, each without par value (the “Common Shares”), at an exercise price of $5.31 per share (subject to certain anti-dilution and other adjustments), for an aggregate purchase price of $22,252,000 in cash.

This investment was made as part of the U.S. Treasury’s TARP Capital Purchase Program (the “Capital Purchase Program”).  The issuance and sale to the U.S. Treasury of the Series A Preferred Shares and the Warrant was a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4 (2) thereof.  All of the proceeds from the sale of the Series A Preferred Shares and the Warrant by Premier to the U.S. Treasury under the Capital Purchase Program will qualify as Tier 1 capital for regulatory purposes.  Upon the request of the U.S. Treasury at any time, Premier has agreed to promptly enter into a depositary arrangement pursuant to which the Series A Preferred Shares may be deposited and depositary shares (“Depositary Shares”), representing fractional Series A Preferred Shares, may be issued.  Premier has agreed to register with the SEC on Form S-3 the resale of the Series A Preferred Shares and the Depositary Shares, if any, and the Warrant, and the issuance of Common Shares upon exercise of the Warrant (the “Warrant Shares”), as soon as practicable after the date of the issuance of the Series A Preferred Shares and the Warrant (and in any event no later than 30 days after such date of issuance).

To finalize Premier’s participation in the Capital Purchase Program, Premier and the U.S. Treasury entered into a Letter Agreement, dated October 2, 2009 (the “Letter Agreement”), including a Securities Purchase Agreement — Standard Terms which is attached thereto (the “Securities Purchase Agreement” and together with the Letter Agreement, the “UST Agreement”).

Pursuant to the UST Agreement and under standardized Capital Purchase Program terms, cumulative dividends on the Series A Preferred Shares will accrue on the liquidation preference at a rate of 5% per annum for the first five years and at a rate of 9% per annum thereafter.  These dividends will be paid only if, as and when declared by Premier’s Board of Directors.  The Series A Preferred Shares have no maturity date and rank senior to the Common Shares with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of Premier.  Subject to the approval of the Appropriate Federal Banking Agency (as defined in the Securities Purchase Agreement, which for Premier is the Board of Governors of the Federal Reserve System), the Series A Preferred Shares are redeemable at the option of Premier at 100% of their liquidation preference plus accrued and unpaid dividends, provided that the Series A Preferred Shares may be redeemed prior to November 15, 2012, only if (i) Premier has raised aggregate gross proceeds in one or more Qualified Equity Offerings (as defined in the Securities Purchase Agreement) in excess of $5,563,000 and (ii) the aggregate redemption price of the Series A Preferred Shares does not exceed the aggregate net proceeds from such Qualified Equity Offerings. The Series A Preferred Shares are generally non-voting.

Notwithstanding the foregoing, The American Recovery and Reinvestment Act of 2009 (“ARRA”), which was signed into law on February 17, 2009, provides that the Secretary of the Treasury shall permit a recipient of funds under TARP, subject to consultation with the recipient’s appropriate Federal banking agency, to repay such assistance without regard to whether the recipient has replaced such funds from any other source or to any waiting period.  ARRA further provides that when the recipient repays such assistance, the Secretary of the Treasury shall liquidate the Warrant associated with the assistance at the current market price. It appears that ARRA will permit Premier, if it so elects and following consultation with the Federal Reserve Board, to redeem the Series A Preferred Shares at any time without restriction.

The U.S. Treasury may not transfer a portion or portions of the Warrant with respect to, and/or exercise the Warrant for more than one-half of, the 628,588 Common Shares issuable upon exercise of the Warrant, in the aggregate, until the earlier of (i) the date on which Premier has received aggregate gross proceeds of not less than $22,252,000 from one or more Qualified Equity Offerings and (ii) December 31, 2009.  The U.S. Treasury has agreed not to exercise voting power with respect to any Common Shares issued to it upon exercise of the Warrant.  Any Common Shares issued by Premier upon exercise of the Warrant will be issued from Common Shares held in treasury to the extent available.  If no treasury shares are available, Common Shares will be issued from authorized but unissued Common Shares.

The UST Agreement, pursuant to which the Series A Preferred Shares and the Warrant were sold, contains limitations on the payment of dividends on the Common Shares from and after October 2, 2009 (including with respect to the payment of cash dividends in excess of $0.11 per share, which is the amount of the last quarterly cash dividend declared by Premier prior to October 14, 2008).  Prior to the earlier of (i) October 2, 2012 and (ii) the date on which the Series A Preferred Shares have been redeemed in whole or the U.S. Treasury has transferred the Series A Preferred Shares to third parties which are not Affiliates (as defined in the Securities Purchase Agreement) of the U.S. Treasury, any increase in common share dividends by Premier would be prohibited without the prior approval of the U.S. Treasury.  In addition, unless the Series A Preferred Shares have been transferred to third parties which are not Affiliates of the U.S. Treasury or have been redeemed in whole, until October 2, 2012, the U.S. Treasury’s consent would be required for any repurchases of (i) Common Shares or other capital stock or other equity securities of any kind of Premier or (ii) any trust preferred securities issued by Premier or any Affiliate of Premier, other than (x) repurchases of the Series A Preferred Shares, (y) purchases of junior preferred shares or Common Shares in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice and (z) purchases under certain other limited circumstances specified in the Securities Purchase Agreement.

In the UST Agreement, Premier has also agreed that, until such time as the U.S. Treasury ceases to own any securities acquired from Premier pursuant to the Securities Purchase Agreement or the Warrant, Premier will take all necessary action to ensure that its benefit plans with respect to its Senior Executive Officers (as defined in the Securities Purchase Agreement) — Robert W. Walker, Premier’s President and Chief Executive Officer; Brien M. Chase, Premier’s Senior Vice President and Chief Financial Officer; Dennis J. Klingensmith, Premier’s Senior Vice President; Mike Mineer, President of Premier subsidiary Citizens Deposit Bank & Trust and Duane Bickings, President of Premier subsidiary The Adams National Bank — comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (“EESA”) and ARRA and not adopt any benefit plans with respect to, or which cover, Premier’s Senior Executive Officers that do not comply with EESA and ARRA.  Premier’s Senior Executive Officers have entered into letter agreements, under dates September 25, 2009, which became effective with the closing of the transactions contemplated by the UST Agreement, with Premier consenting to the foregoing.

The TARP executive compensation requirements were modified or supplemented by provisions of ARRA.  For institutions receiving TARP assistance, the U.S. Treasury will establish standards (1) prohibiting (in the case of Premier, which is receiving less than $25,000,000 in assistance) the most highly compensated employee from receiving any bonus or incentive compensation while TARP funds are outstanding that has a value greater than one-third of the total amount of such employee’s compensation, which may only be made by long-term restricted stock awards that cannot vest until TARP assistance is repaid; (2) excluding incentives for senior executive officers that would cause them to take unnecessary and excessive risks that threaten the value of the TARP recipient; (3) requiring recovery of any bonus or incentive compensation paid based on statements of earnings that are later found to be materially inaccurate; (4) requiring the TARP recipient’s board compensation committee to meet at least semiannually to evaluate employee compensation plans in light of any risk posed to the recipient by such plans; (5) requiring the board of directors to adopt a company-wide policy regarding excessive or luxury expenditures (including entertainment, office renovations, aviation services, or other activities that are not reasonable expenditures); (6) requiring a separate proxy vote by the shareholders at the annual shareholders meeting (on a non-binding basis) to approve executive compensation of the TARP recipient; and (7) requiring the TARP recipient’s chief executive officer and chief financial officer to annually certify the recipient’s compliance with these requirements.

Copies of the UST Agreement, the Warrant, the Articles of Amendment to Articles of Incorporation (setting forth the express terms of the Series A Preferred Shares) and the letter agreements executed by the Senior Executive Officers of Premier are included or incorporated by reference as Exhibits 10.1, 4.1 and 10.2(a) through 10.2(e), respectively, to this Current Report on Form 8-K and are incorporated by reference into Items 3.02, 3.03 and 5.02 of this Current Report on Form 8-K.  The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under “Item 3.03 – Material Modification to Rights of Security Holders” of this Current Report on Form 8-K above relating to executive compensation is incorporated herein by reference.

Item 8.01 Other Events.

On October 6, 2009, Premier issued a news release regarding the issuance and sale of the Series A Preferred Shares and the Warrant to the U.S. Treasury.  A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(a)        Financial statements of business acquired.
The consolidated financial statements of Adams for the interim period ended June 30, 2009 and the three years ended December 31, 2008 are attached as Exhibits 99.3 and 99.4, respectively, to this current report on Form 8-K.

(b)       Pro forma financial information.
Premier intends to file unaudited pro forma combined condensed financial information reflecting the merger with Adams no later than 71 calendar days after the date that this current report on Form 8-K is required to be filed.

(d)       Exhibits.
The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

EXHIBIT INDEX
Exhibit Number	Description
4.1	Warrant to purchase 628,588 Shares of Common Stock (common shares) of Premier Financial Bancorp, Inc., issued to the United States Department of the Treasury on October 2, 2009
10.1
Letter Agreement, dated October 2, 2009, including Securities Purchase Agreement Standard Terms attached thereto as Exhibit A, between Premier Financial Bancorp, Inc. and the United States Department of the Treasury [NOTE:  Annex A to Securities Purchase Agreement is not included herewith; filed as Exhibit 3.1(i) to Current Report on Form 8-K filed by Premier on October 2, 2009 and incorporated herein by reference.]

10.2(a)	Letter Agreement between Premier Financial Bancorp, Inc. and Robert W. Walker, executed on September 22, 2009 and effective October 2, 2009.
10.2(b)	Letter Agreement between Premier Financial Bancorp, Inc. and Brien M. Chase, executed on September 22, 2009 and effective October 2, 2009.
10.2(c)	Letter Agreement between Premier Financial Bancorp, Inc. and Dennis J. Klingensmith, executed on September 25, 2009 and effective October 2, 2009.
10.2(d)	Letter Agreement between Premier Financial Bancorp, Inc. and Michael R. Mineer, executed on September 25, 2009 and effective October 2, 2009.
10.2(e)	Letter Agreement between Premier Financial Bancorp, Inc. and Duane K. Bickings, executed on September 22, 2009 and effective October 2, 2009.
99.1	News Release issued by Premier Financial Bancorp, Inc. on October 1, 2009
99.2	News Release issued by Premier Financial Bancorp, Inc. on October 6, 2009
99.3	Interim Financial Statements of Abigail Adams National Bancorp, Inc. as of June 30, 2009.
99.4	Audited Financial Statements of Abigail Adams National Bancorp, Inc. for the three years ended December 31, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: October 7, 2009                                              Brien M. Chase, Senior Vice President
  and Chief Financial Officer